Exhibit 99.1

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS;

PRO FORMA REVPAR INCREASED 12.2% AND PRO FORMA ADJUSTED HOTEL

EBITDA MARGIN INCREASED 410 BASIS POINTS

ANNAPOLIS, MD, May 1, 2012 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended March 31, 2012.

HIGHLIGHTS

•	Pro Forma RevPAR – 12.2% increase for comparable 10-hotel portfolio over the same period in 2011.

•	Pro Forma Adjusted Hotel EBITDA Margin – 410 basis point increase for comparable 10-hotel portfolio over the same period in 2011.

•	Acquisitions – Committed $76.2 million to acquire a second hotel, currently under development, in midtown Manhattan.

•	Dividends – Increased first quarter 2012 dividend by 10% to $0.22 per common share (5% annualized yield).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONSOLIDATED FINANCIAL RESULTS

The following is a summary of the consolidated financial results for the three months ended March 31, 2012 (in millions, except per share amounts):

	Three months ended March 31,
	2012(1)	2011(2)

Total revenue	$50.3	$24.0

Net loss available to common shareholders	$(0.8)	$(1.7)
Net loss per diluted share	$(0.03)	$(0.08)

FFO available to common shareholders	$5.7	$1.3
FFO per diluted share	$0.18	$0.06

AFFO available to common shareholders	$6.1	$1.6
AFFO per diluted share	$0.19	$0.07

Corporate EBITDA	$9.2	$2.2

Adjusted Corporate EBITDA	$9.6	$2.6

(1)	Includes results of operations of 11 hotels for the full period and one hotel for part of the period.
(2)	Includes results of operations of five hotels for the full period.

“We generated very impressive first quarter results with our focused asset management efforts and our desirable locations in several of the country’s strongest performing markets, including Boston, San Francisco, and Seattle,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “We delivered pro forma RevPAR growth which exceeded U.S. industry-wide RevPAR growth by a wide margin of 430 basis points. Even more exciting, we were able to flow through the increased revenue to the bottom line with pro forma Adjusted Hotel EBITDA Margin expansion of 410 basis points over the same period in 2011.”

Mr. Francis continued, “Our Holiday Inn New York City Midtown – 31st Street, which opened in January, has ramped up quickly and is outperforming expectations. With the pending acquisition of the Hyatt Place New York Midtown South, we are excited to have two high-quality hotels well located in midtown Manhattan.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

HOTEL OPERATING RESULTS

Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared. Included in the following table are comparisons of, on a pro forma basis, occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin, the key operating metrics that management uses to assess the performance of its hotels. The key operating metrics include the hotel operating results of 10 of the Trust’s 12 hotels owned as of March 31, 2012 (in thousands, except pro forma ADR and pro forma RevPAR). The key operating metrics do not include operating results for the Holiday Inn New York City Midtown – 31st Street, as the hotel opened for business on January 19, 2012, and the Hotel Adagio, as the hotel was under renovation during the period.

	Three months ended March 31,
	2012	2011	Change

Pro forma occupancy	73.0%	68.3%	470	bps
Pro forma ADR	$168.70	$160.68	5.0%
Pro forma RevPAR	$123.22	$109.81	12.2%

Pro forma Adjusted Hotel EBITDA	$12,198	$9,214	32.4%
Pro forma Adjusted Hotel EBITDA Margin	25.7%	21.6%	410	bps

Funds from operations (FFO), Adjusted FFO (AFFO), net income before interest, income taxes, and depreciation and amortization (Corporate EBITDA), Adjusted Corporate EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA and Adjusted Hotel EBITDA Margin are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

ACQUISITION ACTIVITY

On January 31, 2012, the Trust announced it had entered into a definitive agreement to acquire the 185-room Hyatt Place New York Midtown South located in New York, New York for a purchase price of $76.2 million, or approximately $412,000 per key. The hotel is currently under development at 52-54 West 36th Street, between 5th Avenue and 6th Avenue. Closing on the proposed acquisition is expected to occur following completion of the hotel by the seller, anticipated in the third quarter 2012, and satisfaction of customary closing conditions.

DIVIDENDS

On January 13, 2012, the Trust paid a dividend of $0.20 per share to its common shareholders of record as of December 31, 2011. On February 8, 2012, the Trust declared a dividend in the amount of $0.22 per share payable to its common shareholders of record as of March 31, 2012. The dividend was paid on April 13, 2012.

2012 OUTLOOK

The Trust is updating its 2012 outlook to incorporate its first quarter results and recent operating trends and fundamentals. The revised outlook assumes no additional financing transactions or acquisitions beyond the acquisition of the Hyatt Place New York Midtown South that is expected to close late in the third quarter 2012 (in millions, except per share amounts):

	Updated Guidance		Previous Guidance
	Low	High	Low	High
Pro forma RevPAR increase over 2011	7.5%	9.0%	6.5%	8.5%
Net income available to common shareholders	$20.5	$23.1	$19.2	$22.1
Adjusted Hotel EBITDA	$83.2	$86.7	$82.3	$85.6
AFFO per diluted share	$1.60	$1.69	$1.55	$1.64

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

NON-GAAP FINANCIAL MEASURES

The Trust reports the following seven non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) FFO, (2) AFFO, (3) Corporate EBITDA, (4) Adjusted Corporate EBITDA, (5) Hotel EBITDA, (6) Adjusted Hotel EBITDA and (7) Adjusted Hotel EBITDA Margin. A reconciliation of these non-GAAP financial measures is included in the accompanying financial tables.

FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.

AFFO – The Trust further adjusts FFO for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and unfavorable contract liabilities. The Trust believes that AFFO provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).

Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and unfavorable contract liabilities. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance.

Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and unfavorable contract liabilities. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance.

Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONFERENCE CALL

The Trust will host a conference call on Tuesday, May 1, 2012 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 71634369. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.

A replay of the conference call will be available two hours after the live call until midnight on May 8, 2012. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 71634369. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.

ABOUT CHESAPEAKE LODGING TRUST

Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service and extended-stay hotels in urban settings or unique locations in the United States. The Trust owns 12 hotels with an aggregate of 3,516 rooms in six states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing and to be acquired hotels and the Trust’s 2012 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: our ability to complete acquisitions; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Trust’s filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of May 1, 2012, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31,	December 31,
	2012	2011
	(unaudited)

ASSETS
Property and equipment, net	$877,438	$879,224
Intangible assets, net	39,832	39,982
Cash and cash equivalents	14,100	20,960
Restricted cash	15,978	15,034
Accounts receivable, net	9,509	6,302
Prepaid expenses and other assets	12,892	4,370
Deferred financing costs, net	4,837	5,266

Total assets	$974,586	$971,138

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$417,190	$407,736
Accounts payable and accrued expenses	22,568	21,475
Other liabilities	22,515	21,798

Total liabilities	462,273	451,009

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 32,126,725 shares and 32,161,620 shares issued and outstanding, respectively	321	322
Additional paid-in capital	544,022	543,861
Cumulative dividends in excess of net income	(30,788)	(22,924)
Accumulated other comprehensive loss	(1,242)	(1,130)

Total shareholders’ equity	512,313	520,129

Total liabilities and shareholders’ equity	$974,586	$971,138

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2012	2011

REVENUE
Rooms	$38,136	$17,269
Food and beverage	10,467	5,881
Other	1,667	837

Total revenue	50,270	23,987

EXPENSES
Hotel operating expenses:
Rooms	9,724	4,680
Food and beverage	8,183	4,796
Other direct	906	460
Indirect	18,993	9,105

Total hotel operating expenses	37,806	19,041
Depreciation and amortization	6,530	2,984
Air rights contract amortization	130	130
Corporate general and administrative:
Share-based compensation	782	658
Hotel acquisition costs	309	246
Other	2,024	1,683

Total operating expenses	47,581	24,742

Operating income (loss)	2,689	(755)

Interest income	3	67
Interest expense	(5,084)	(2,027)

Loss before income taxes	(2,392)	(2,715)

Income tax benefit	1,596	1,046

Net loss	$(796)	$(1,669)

EARNINGS PER SHARE:

Net loss	$(796)	$(1,669)
Less: Dividends declared on unvested time-based awards	(34)	(59)
Less: Undistributed earnings allocated to unvested time-based awards	—	—

Net loss available to common shareholders	$(830)	$(1,728)

Net loss per common share - basic and diluted	$(0.03)	$(0.08)

Weighted-average number of common shares outstanding - basic and diluted	31,873,940	22,138,427

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2012	2011

Cash flows from operating activities:
Net loss	$(796)	$(1,669)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,530	2,984
Air rights contract amortization	130	130
Ground lease asset amortization	20	—
Deferred financing costs amortization	439	526
Premium on mortgage loan amortization	(53)	—
Unfavorable contract liability amortization	(98)	—
Share-based compensation	782	658
Changes in assets and liabilities:
Accounts receivable, net	(3,207)	(112)
Prepaid expenses and other assets	(2,851)	(1,287)
Accounts payable and accrued expenses	1,079	(572)
Other liabilities	65	(3)

Net cash provided by operating activities	2,040	655

Cash flows from investing activities:
Deposits on hotel acquisitions	(2,000)	(3,500)
Improvements and additions to hotels	(4,744)	(171)
Investment in hotel construction loan	(2,268)	—
Change in restricted cash	(944)	(915)

Net cash used in investing activities	(9,956)	(4,586)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	—	230,291
Payment of offering costs related to sale of common shares	—	(418)
Net borrowings (repayments) under revolving credit facility	10,000	(45,000)
Scheduled principal payments on mortgage debt	(493)	—
Payment of deferred financing costs	(10)	(425)
Deposit on loan application	(1,400)	—
Payment of dividends to common shareholders	(6,420)	(3,679)
Repurchase of common shares	(621)	(209)

Net cash provided by financing activities	1,056	180,560

Net increase (decrease) in cash	(6,860)	176,629
Cash and cash equivalents, beginning of period	20,960	10,551

Cash and cash equivalents, end of period	$14,100	$187,180

CHESAPEAKE LODGING TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(unaudited)

The following table reconciles net loss available to common shareholders to FFO and AFFO available to common shareholders for the three months ended March 31, 2012 and 2011:

	Three Months Ended March 31,
	2012	2011

Net loss available to common shareholders	$(830)	$(1,728)
Add: Depreciation and amortization	6,530	2,984

FFO available to common shareholders	5,700	1,256

Add: Hotel acquisition costs	309	246
Non-cash amortization(1)	60	135

AFFO available to common shareholders	$6,069	$1,637

FFO per common share - basic and diluted	$0.18	$0.06

AFFO per common share - basic and diluted	$0.19	$0.07

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, unfavorable contract liability, and air rights contract.

The following table reconciles net loss to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ended March 31, 2012 and 2011:

	Three Months Ended March 31,
	2012	2011

Net loss	$(796)	$(1,669)
Add: Depreciation and amortization	6,530	2,984
Interest expense	5,084	2,027
Income tax benefit	(1,596)	(1,046)
Less: Interest income	(3)	(67)

Corporate EBITDA	9,219	2,229

Add: Hotel acquisition costs	309	246
Non-cash amortization(1)	60	135

Adjusted Corporate EBITDA	$9,588	$2,610

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, unfavorable contract liability, and air rights contract.

The following table calculates for comparable 10-hotel portfolio pro forma Hotel EBITDA, Adjusted Hotel EBITDA and Adjusted Hotel EBITDA Margin for the three months ended March 31, 2012 and 2011:

	Three Months Ended March 31,
	2012	2011

Total revenue	$47,408	$42,697
Less: Total hotel operating expenses	35,140	33,488

Hotel EBITDA	12,268	9,209

Less: Non-cash amortization(1)	(70)	5

Adjusted Hotel EBITDA	$12,198	$9,214

Adjusted Hotel EBITDA Margin	25.7%	21.6%

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(unaudited)

The following table calculates forecasted Hotel EBITDA and Adjusted Hotel EBITDA for the year ending December 31, 2012:

	Year Ending December 31, 2012
	Low	High

Total revenue	$252,300	$256,100
Less: Total hotel operating expenses	168,820	169,120

Hotel EBITDA	83,480	86,980

Less: Non-cash amortization(1)	(280)	(280)

Adjusted Hotel EBITDA	$83,200	$86,700

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, and unfavorable contract liability.

The following table reconciles forecasted net income available to common shareholders to FFO and AFFO available to common shareholders for the year ending December 31, 2012:

	Year Ending December 31, 2012
	Low	High

Net income available to common shareholders	$20,490	$23,140
Add: Depreciation and amortization	27,640	27,640

FFO available to common shareholders	48,130	50,780

Add: Hotel acquisition costs	2,780	2,780
Non-cash amortization(1)	240	240

AFFO available to common shareholders	$51,150	$53,800

FFO per diluted common share	$1.51	$1.59

AFFO per diluted common share	$1.60	$1.69

Weighted-average number of diluted common shares outstanding	31,904	31,904

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST

CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Purchase Price (in millions)	Acquisition Date

1	Hyatt Regency Boston	Boston, MA	502	$112.00	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	188	46.00	June 1, 2010
3	Courtyard Anaheim at Disneyland Resort	Anaheim, CA	153	25.00	July 30, 2010
4	Boston Marriott Newton	Newton, MA	430	77.25	July 30, 2010
5	Le Meridien San Francisco	San Francisco, CA	360	143.00	December 15, 2010
6	Homewood Suites Seattle Convention Center	Seattle, WA	195	53.00	May 2, 2011
7	W Chicago - City Center	Chicago, IL	368	128.80	May 10, 2011
8	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	55.50	June 17, 2011
9	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	68.00	June 30, 2011
10	Hotel Adagio	San Francisco, CA	171	42.25	July 8, 2011
11	Denver Marriott City Center	Denver, CO	613	119.00	October 3, 2011
12	Holiday Inn New York City Midtown - 31st Street	New York, NY	122	52.20	December 22, 2011

			3,516	$922.00